UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4991 Lake Brook Drive, Suite 100
Glen Allen, Virginia		23060-9245
(Address of principal executive offices)		(Zip Code)
(804) 217-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DX	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRB	New York Stock Exchange
6.9000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 19, 2020, the Board of Directors (the “Board”) of Dynex Capital, Inc. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”). Below is a brief description of the substantive amendments that were made to the Company’s Amended and Restated Bylaws.

1. Article II (Meetings of Shareholders) was amended to expressly permit the Company to hold shareholder meetings by means of remote communication, including virtual meetings. Article IV (Notice-Waivers-Meetings) was also amended to make conforming changes to facilitate shareholder meetings by means of remote communication. These amendments are effective March 19, 2020.
2. Article III (Board of Directors) was amended to clarify methods by which meetings of the Board and its committees may also be conducted by means of remote communication, including virtual meetings. These amendments are effective March 19, 2020.
3. Section 3.02 of Article III (Board of Directors) was amended to decrease the size of the Board from six members to five members, subject to automatic increase as otherwise provided in the Company’s Articles of Incorporation, effective immediately following the Annual Meeting of the Shareholders to be held in May 2020.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K, in unmarked form, and as Exhibit 3.2.1 in redline form showing the amendments described above, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Dynex Capital, Inc., as amended effective March 19, 2020 and May 2020
3.2.1	Amended and Restated Bylaws of Dynex Capital, Inc., as amended effective March 19, 2020 and May 2020 (redline version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	March 20, 2020	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer